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Exhibit 10.52

STOCK PLEDGE AGREEMENT

This STOCK PLEDGE AGREEMENT is entered into as of this 9th day of April, 2001, by and between ELISABETH B. ROBERT (the "Pledgor") VERMONT TEDDY BEAR COMPANY, INC. (the "Lender").

BACKGROUND

The Lender has made a loan to Pledgor in the principal amount not to exceed $140,000. The Loan is evidenced by the Demand Note of the Pledgor to the Lender of even date (the "Note") Repayment of the Loan and Note are to be secured by a pledge of Pledgor's securities on the terms of this Stock Pledge Agreement.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Pledged Property.

1.1 As security for payment of the Note, Pledgor hereby pledges to the Lender all of its right, title and interest in and to the securities listed in Exhibit A attached hereto or substituted thereof as called for herein (the "Pledged Property"). Said securities shall be in negotiable form.

1.2 The Pledgor has delivered or contemporaneously herewith is delivering to the Lender the certificates representing the Pledged Property.

1.3 The Pledgor and the Borrower agree that at all times the Pledged Property shall have a fair market value not less than 100% of the outstanding amount of the Loan, and that the Pledgor shall at any and all times upon receiving the notice from Lender provide additional securities hereunder to the extent needed to maintain such value., in accordance with the provisions of the Loan Agreement.

1.4 The Pledged Property may be held by the Lender, or such person as the Lender may designate in writing.

2. Agreement, Representations and Covenants with Respect to Pledged Property.

The Pledgor agrees, represent, warrant and covenant that:

2.1 The Pledged Property is and shall be at all times duly and validly issued and duly and validly pledged to the Lender in accordance with the law.

2.2 The Pledgor is sole owner of the Pledged Property, which is now and shall at all times be free and clear of any security interest, mortgages, pledges, liens, encumbrances and restrictions on the transfer thereof other than: (a) the security interest of the Lender provided for herein; and (b) restrictions on transfer created by federal and state laws governing the issuance and sale of securities.

2.3 Until there is a default with respect to the Note, the Pledgor shall be entitled to vote or consent with respect to the Pledged Property in any manner not inconsistent with the terms of this Stock Pledge Agreement and may, after giving notice to the Lender, withdraw from the pledge hereof any of the Pledged Property upon substitution of other securities, as provided in paragraph 2.4 herein, having the same or greater market value. The Lender shall not register the Pledged Property in its own name until default under the Note shall have occurred. Subsequent to a default and so long as any amount is due and payable under the Note, all distributions made or paid on the Pledged Property shall be paid to the Lender when and as received, and the Lender shall notify the Pledgor of the amount of each such payment, or if received by the Pledgor such distributions shall forthwith be paid by it to the Lender in the original form received. If a default shall have occurred under the Note and be continuing, only the Lender shall be entitled to vote consent or take any other action with respect to the Pledged Property and the Pledgor shall, if so requested, execute or cause to be executed, appropriate proxies therefor. Any cash received by the Lender in respect of a distribution on any of the Pledged Property after a default has occurred and has not been cured shall be turned over to the Lender to be applied in accordance with the terms of the Note.

2.4 Upon the Lender's written consent, which shall not be unreasonably withheld, the Pledgor and the Borrower may withdraw from the pledge hereof any of the Pledged Property upon substitution of other securities, which have the same or greater aggregate market value, and which are registered and actively traded on a national securities exchange and have a rating by a nationally recognized rating service equal to or better than that of the Pledged Property.

2.5 The Pledgor and the Borrower shall upon the written request of the Lender, from time to time execute, acknowledge and deliver, and file and record in the proper filing and recording places all such instruments, including financing statements, and take all such actions as the Lender may reasonably deem necessary or advisable to carry out the purpose of this Stock Pledge Agreement.

3. Right to Pledged Property Upon Default.

Upon the occurrence of default under the Note and the expiration of any applicable cure period without cure of default, the Lender may proceed to exercise its rights hereunder and under the Note. In addition to any other rights and remedies available to the Lender at law or in equity, and notwithstanding any other provision contained herein or in the Note, the Lender may sell as much of the Pledged Property as is necessary to satisfy all outstanding indebtedness of the Pledgor to the Lender, such sale to be through securities brokers in the open market at prevailing market prices. Any such sale, with or without notice to the Pledgor, shall be deemed to be commercially reasonable. The proceeds of all sales and collections and any other monies, the application of which is not otherwise herein provided for shall be applied as follows:

First, to the payment of the reasonable costs and expenses of such sale or sales and collections.

Second, to the payment of the Lender's reasonable fees, costs and expenses as provided for in the Note.

Third, to any outstanding payments of interest on the Note as accrued to the date of collection.

Fourth, to payment of the outstanding balance of the Note.

Fifth, any surplus then remaining will be delivered to the Pledgor.

4. Concerning the Lender's Obligation to the Pledgor.

The Pledgor agrees as follows:

4.1 The Lender shall have no duty to the Pledgor as to the collection or protection of the Pledged Property held hereunder, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such Pledged Property actually in its possession except that as long as there is no default, any income on the Pledged Property received by the lender shall be promptly transmitted to the Pledgor.

4.2 The Lender shall be liable to the Pledgor only for gross negligence or willful misconduct and shall incur no liability to the Pledgor for acting in accordance with this Stock Pledge Agreement. The Lender and the Borrower may rely and shall be protected in acting upon any resolution, certification, opinion, notice, request, consent or other paper or document from the Pledgor believed by it to be genuine and to have been signed by the proper person or persons.

5. Defeasance.

When the Note has been paid in full, this Stock Pledge Agreement shall terminate, and upon such termination, the Pledged Property shall revert to the Pledgor and the rights, title and interest of the Lender shall cease and become void, whereupon on the Pledgor's demand the Lender will execute proper instruments, acknowledging satisfaction of and discharging this Stock Pledge Agreement and Note and will redeliver to the Pledgor the Pledged Property.

6. Successors and Assigns.

This Stock Pledge Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

7. Notices.

Any notice or other communication in connection with this Stock Pledge Agreement shall be deemed to be delivered if in writing (or in the form of a telegram) addressed as provided below and if either (a) actually delivered at said address or (b) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first class postage prepaid and certified.

If to the Pledgor: Elisabeth B. Robert, President

Vermont Teddy Bear Company, Inc.

6655 Shelburne Road

Shelburne Vermont 04582

If to the Lender: Vermont Teddy Bear Company, Inc.

6655 Shelburne Road

Shelburne Vermont 04582

Attention: Chairman of the Board

or at such other address as the addressee shall have specified by notice actually received by the addresser.

8. Miscellaneous.

This Stock Pledge Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument and shall be governed by and construed in accordance with the laws of the State of Vermont. Neither this Stock Pledge Agreement nor any term thereof may be amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any headings in this Stock Pledge Agreement are for reference only and shall not limit or otherwise affect the meaning thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PLEDGOR

ELISABETH B. ROBERT

s/Elisabeth B. Robert

LENDER

VERMONT TEDDY BEAR COMPANY, INC.

By: s/Fred Marks

Its: Chairman of the Board